IEG Holdings Incorporates Investment Evolution Crypto, LLC Subsidiary Company

Las Vegas, Nevada – (December 22, 2017) – IEG Holdings Corporation (OTCQB: IEGH) announced today that it has incorporated a 100% owned subsidiary company named Investment Evolution Crypto, LLC. The subsidiary company will explore the legalities and economic risks and benefits of entering into a joint venture with IEGH’s other 100% owned subsidiary company Investment Evolution Corporation dba Mr. Amazing Loans to accept repayment of customer loans in the form of leading Crypto/Blockchain currencies such as Bitcoin, provide the crypto equivalent of USD $5,000 and $10,000 loans to customers, and also potentially create and issue an Investment Evolution cryptocurrency. Investment Evolution Crypto has not begun operations and is in the development planning stages to explore these business opportunities in this time of changing technology.

Paul Mathieson, IEG Holdings’ Chairman and Chief Executive Officer, said, “I am pleased to announce the launch of a potential new vertically integrated business channel in the exciting new Crypto/Blockchain sector.”

Investment Evolution Corporation provides unsecured online consumer loans under the brand name “Mr. Amazing Loans” via our website and online application portal at www.mramazingloans.com . We started our business and opened our first office in Las Vegas, Nevada in 2010. We currently offer $5,000 and $10,000 unsecured consumer loans that mature in five years. The Company is a direct lender with state licenses and/or certificates of authority in 20 states – Alabama, Arizona, California, Florida, Georgia, Illinois, Kentucky, Louisiana, Maryland, Missouri, Nevada, New Jersey, New Mexico, Ohio, Oregon, Pennsylvania, Texas, Utah, Virginia and Wisconsin. We provide loans to residents of these states through our online application portal, with all loans originated, processed and serviced out of our centralized Las Vegas head office, which eliminates the need for physical offices in all of these states.

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About IEG Holdings Corporation

IEG Holdings Corporation provides online $5,000 and $10,000 unsecured consumer loans under the brand name, “Mr. Amazing Loans,” via its website, www.mramazingloans.com . For more information about IEG Holdings, visit www.investmentevolution.com.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in IEG Holdings’ filings with the SEC. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond IEG Holdings’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects IEG Holdings’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. IEG Holdings assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of IEG Holdings’ website referenced herein are not incorporated into this press release.

Contact:

Company

Paul Mathieson

IEG Holdings Corporation

Chairman/CEO and Founder

info@investmentevolution.com